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                                                                    Exhibit 23.1





                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (Nos. 33-98038, 333-12097, and 333-50639) of Gadzooks,
Inc. of our report dated March 6, 1998 appearing on page 33 of the Annual Report to Shareholders which is incorporated in this Annual Report on Form 10-K.




/s/  Price Waterhouse LLP
Dallas, Texas
April 22, 1998